FIFTH AMENDMENT OF LOAN DOCUMENTS

THIS AMENDMENT, made as of the l8 day of October, 1995, by and between ULTRA PAC, INC., a Minnesota corporation (the "Borrower"), WEST ONE BANK, IDAHO, an Idaho banking corporation ("West One") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association ("Norwest") (West One and Norwest, respectively and collectively, together with any lender who subsequently becomes a party hereto, the "Lenders").

                                  WITNESSETH:

WHEREAS, the Borrower and the Lenders entered into that certain Credit and Security Agreement dated June 13, 1994, by and between the Borrower and the Lenders, as amended by that certain First Amendment of Loan Documents, dated July 1, 1994 (the "First Amendment") and that certain Second Amendment of Loan Documents, dated March 7, 1995 (the "Second Amendment") and that certain Third Amendment of Loan Documents, dated June 1, 1995 (the "Third Amendment") and that certain Fourth Amendment of Loan Documents, dated June 30, 1995 (the "Fourth Amendment") (such agreement, as so amended, the "Credit Agreement"), pursuant to which the Lenders agreed to extend an $9,500,000 line of credit (the "Revolving Loan") and additional term loans in the aggregate amount of $6,000,000 (the "Term Loans") to the Borrower; and

WHEREAS, the Revolving Loan is evidenced by that certain $5,225,000 revolving note originally dated June 13, 1994, executed by the Borrower and payable to the order of Norwest, as heretofore and hereinafter amended, (the "$5,225,000 Revolving Note") and that certain $4,275,000 revolving note originally dated June 13, 1994, executed by the Borrower and payable to the order of West One, as heretofore and hereinafter amended, (the "$4,275,000 Revolving Note") (the $5,225,000 Revolving Note and the $4,275,000 Revolving Note are hereinafter collectively referred to as the "Revolving Notes"); and

WHEREAS, the Term Loan is evidenced by that certain $3,300,000 Term Note originally dated June 13, 1994, executed by the Borrower and payable to the order of Norwest, as heretofore and hereinafter amended, (the "$3,300,000 Note") and that certain $2,700,000 Term Note originally dated June 13, 1994, executed by the Borrower and payable to the order of West One (the "$2,700,000 Note") (the $3,300,000 Note and the $2,700,000 Note are hereinafter collectively referred to as the "Term Notes"); and

WHEREAS, the Borrower has requested the Lenders (i) extend an additional $500,000 to be evidenced by the promissory notes in the form attached hereto as Exhibit A-1 and Exhibit A-2 (collectively, the "Temporary Notes"), which will temporarily increase the amount of the Revolving Loan through December 15, 1995; and (ii) amend the definition of the "Borrowing Base" (as that term is defined in the Credit Agreement); and

WHEREAS, the Lenders are willing to agree to the foregoing subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments of Credit Agreement.

     A. Section 1.1 of the Credit Agreement entitled "Borrowing Base" shall be deleted in its entirety and the following substituted therefor:

               "Borrowing Base" means, at any time and subject to change from time to time in the Lenders' sole discretion, the lesser of

               (a) $10,000,000 or

               (b) the sum of

                    (i) 80% of Eligible Accounts, plus

                    (ii) 50% of Eligible Inventory.

     B. The Credit Agreement and the "Loan Documents" (as defined in the Credit Agreement) are hereby amended to incorporate the terms of the Temporary Notes. Accordingly, all references therein to "Note," "Notes," "Revolving Note," "Revolving Notes," "Amount of the Commitment," "Revolving Loan," "Indebtedness" and other similar definitions hereby incorporate and include the Temporary Notes and this amendment .

2. Amendment of Loan Documents. The Credit Agreement, the Revolving Notes, the Term Notes, and the "Loan Documents" (as defined in the Credit Agreement) are each hereby amended to incorporate the foregoing amendments.

3. Representations. Except for the Borrower's temporary noncompliance with its Borrowing Base Requirements and Maximum Debt to Tangible Net Worth covenant as of August 31, 1995 (the "Existing Defaults"), the Borrower hereby warrants and represents to the Lenders that (a) each and all of the representations and warranties set forth and contained in the Credit Agreement, the Loan Documents and the documents related thereto are true, correct and complete in all respects as of the date hereof, and (b) no Event of Default (as that term is defined in the Credit Agreement), and no event, circumstance or condition which with the giving of notice or the passage of time or both would constitute an Event of Default, has occurred or is continuing as of the date hereof, unless specifically waived in writing by the Lenders. The Lenders' agreement to waive the specific covenants set forth herein should not be construed an express or implied agreement of the Lenders to waive any future violations of the Credit Agreement.


4. No Set-Off. The Borrower hereby acknowledges and agrees with the Lenders that
(i) the Note, the Credit Agreement, and any and all other documents related thereto, executed by it and delivered to the Lenders remain in full force and effect in accordance with its original terms, except as previously amended in writing or as amended herein, and (ii) no events, conditions or circumstances have arisen or exist as of the date hereof which would give the Borrower the right to assert a defense, counterclaim and/or setoff to any claim by the Lenders for payment of amount owing under the Revolving Notes, the Credit Agreement, the Loan Documents or any of the documents related thereto.

5. Release. The Borrower hereby releases the Lenders and each of its officers, directors, agents, employees, legal counsel and other representatives from any and all claims, demands, causes of action, liability, damage, loss, cost and expense which it has paid, incurred or sustained or believe it has paid, incurred or sustained, known or unknown, absolute or contingent, liquidated or unliquidated, as a result of or related to their past or present relationship with the Lenders, including, but not limited to (a) the transactions evidenced by or related to the Credit Agreement, the Revolving Notes, the Loan Documents and any and all other documents, agreements or instruments related thereto, or
(b) any acts or omissions of the Lenders or any of its officers, directors, agents, employees, legal counsel or other representatives in connection therewith or related thereto, or (c) the extension or denial of credit.

6. No Other Amendments. Except as expressly amended hereby, the Credit Agreement, the Revolving Notes, the Loan Documents, and the documents related thereto shall remain in full force and effect in accordance with the original terms, and no course of dealing or other action or statement of the Lenders or any of its officers, directors, agents, employees, legal counsel or other representative shall amend, or be deemed an amendment of, the Loan Documents, the Revolving Notes, the Credit Agreement or any of the documents related thereto.

7. Costs and Expenses. In accordance with the Credit Agreement, the Borrower shall pay on demand all costs and expenses, including attorneys' fees, incurred by the Lenders in connection with the preparation of this Agreement and the documents related hereto. In addition, the Borrower has on this day paid a facility fee of $1,000 in connection with this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                                   BORROWER:
                                   ULTRA PAC, INC.

                                   By:  /s/ Brad Yopp
                                        Its CFO

                                   And: _______________________

                                        Its ___________________


                                   LENDERS:
                                   WEST ONE BANK, IDAHO

                                   By:  /s/ [SIGNATURE UNREADABLE]
                                        Its VICE PRESIDENT

                                   NORWEST BANK MINNESOTA,
                                     NATIONAL ASSOCIATION

                                   By:  /s/ [SIGNATURE UNREADABLE]
                                        Its VICE PRESIDENT



                                                                  EXHIBIT A-1 TO
                                                       FIFTH AMENDMENT AGREEMENT

                                 REVOLVING NOTE

$275,000.00                                               Minneapolis, Minnesota
                                                                October __, 1995

For value received, the undersigned, ULTRA PAC, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay in accordance with the terms of the Credit Agreement (defined below), to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of TWO HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($275,000.00) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower hereunder, together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at a rate of interest at all times equal to 3/4% in excess of the Base Rate of Interest of the Lender (as hereinafter defined). Accrued interest hereunder shall be due and payable on the first day of each month. The principal hereof and accrued interest thereon shall be payable on demand but, in any event on or before December 15, 1995.

This Note is issued pursuant, and is subject, to the Credit Agreement dated June 13, 1994, by and between the Lender and the Borrower, as heretofore and hereinafter amended, which provides, among other things, for acceleration hereof.

The term "Base Rate of Interest" shall mean the base rate of interest set and announced from time to time by the Lender as the basis for determining the rate of interest on commercial borrowing, whether or not the Lender makes loans at, above or below said base rate of interest.

The rate of interest due hereunder shall initially be determined as of the date hereof and shall thereafter be adjusted on each day that the Base Rate of Interest changes (each such day hereinafter being referred to as an "Adjustment Date"). All such adjustments to said rate shall be made and become effective as of the Adjustment Date and said rate as adjusted shall remain in effect until and including the day immediately preceding the next Adjustment Date. Interest hereunder shall be computed on the basis of a year of three hundred sixty (360) days but charged for actual days principal is unpaid.

Upon the occurrence of an Event of Default, and at any time thereafter, the Lender shall have the right to set off any and all amounts due hereunder by the Borrower to the Lender against any indebtedness or obligation of the Lender to the Borrower.

As used herein, the term "Event of Default" shall mean and include any one or more of the events listed in ArticIe VIII of the Credit Agreement.

Upon the occurrence of an Event of Default, and at any time thereafter, the unpaid principal balance hereof plus accrued interest hereon plus all other amounts due hereunder shall, at the option of the Lender, be immediately due and payable, without notice or demand.

Demand, presentment, protest and notice of nonpayment and dishonor of this Note are hereby waived.

This Note shall be governed by and construed in accordance with the internal laws of the State of Minnesota.

This Note is secured, among other things, pursuant to the Credit Agreement and the Loan Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses, in the event this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                             ULTRA PAC, INC.

                                             By: ______________________________

                                                  Its: ________________________

                                             By: ______________________________

                                                  Its: ________________________


                                                                  EXHIBIT A-2 TO
                                                       FIFTH AMENDMENT AGREEMENT

                                 REVOLVING NOTE

$225,000.00                                               Minneapolis, Minnesota
                                                                October __, 1995

For value received, the undersigned, ULTRA PAC, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay in accordance with the terms of the Credit Agreement (defined below), to the order of WEST ONE BANK, IDAHO, an Idaho banking corporation (the "Lender"), at the office of the Agent, Norwest Bank Minnesota, National Association, in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of TWO HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($225,000.00) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower hereunder, together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at a rate of interest at all times equal to 3/4% in excess of the Base Rate of Interest of Norwest Bank Minnesota, National Association ("Norwest") (as hereinafter defined). Accrued interest hereunder shall be due and payable on the first day of each month. The principal hereof and accrued interest thereon shall be payable on demand but, in any event on or before December 15, 1995.

This Note is issued pursuant, and is subject, to the Credit Agreement dated June 13, 1994, by and between the Lender and the Borrower, as heretofore and hereinafter amended, which provides, among other things, for acceleration hereof.

The term "Base Rate of Interest" shall mean the base rate of interest set and announced from time to time by Norwest as the basis for determining the rate of interest on commercial borrowing, whether or not the Lender or Norwest makes loans at, above or below said base rate of interest.

The rate of interest due hereunder shall initially be determined as of the date hereof and shall thereafter be adjusted on each day that the Base Rate of Interest changes (each such day hereinafter being referred to as an "Adjustment Date"). All such adjustments to said rate shall be made and become effective as of the Adjustment Date and said rate as adjusted shall remain in effect until and including the day immediately preceding the next Adjustment Date. Interest hereunder shall be computed on the basis of a year of three hundred sixty (360) days but charged for actual days principal is unpaid.

Upon the occurrence of an Event of Default, and at any time thereafter, the Lender shall have the right to set off any and all amounts due hereunder by the Borrower to the Lender against any indebtedness or obligation of the Lender to the Borrower.

As used herein, the term "Event of Default" shall mean and include any one or more of the events listed in Article VIII of the Credit Agreement.

Upon the occurrence of an Event of Default, and at any time thereafter, the unpaid principal balance hereof plus accrued interest hereon plus all other amounts due hereunder shall, at the option of the Lender, be immediately due and payable, without notice or demand.

Demand, presentment, protest and notice of nonpayment and dishonor of this Note are hereby waived.

This Note shall be governed by and construed in accordance with the internal laws of the State of Minnesota.

This Note is secured, among other things, pursuant to the Credit Agreement and the Loan Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses, in the event this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                             ULTRA PAC, INC.

                                             By: ______________________________

                                                  Its: ________________________

                                             By: ______________________________

                                                  Its: ________________________